UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 26, 2006
Date of report (Date of earliest event reported)
Syntax-Brillian Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. Desert Drive
Tempe, Arizona
85281
(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.50
EX-10.51
EX-10.52

Item 1.01. Entry into a Material Definitive Agreement.
     As described in Item 2.03 below, on December 26, 2006, our wholly owned subsidiary, Vivitar Corporation (“Vivitar”), entered into a credit facility with DBS Bank Ltd. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.
Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On December 26, 2006, Vivitar entered into a business loan agreement (the “Loan Agreement”) with DBS Bank Ltd. (the “Lender”). The Loan Agreement provides for a credit facility to Vivitar of up to the lesser of (a) $20,000,000, or (b) either (i) 80% of Vivitar’s eligible accounts if the dilution rate is equal to or less than 10% or (ii) 70% of Vivitar’s eligible accounts if the dilution rate is greater than 10% but less than 15%, minus any reserves established by the Lender, all as further described in the Loan Agreement. The credit facility may be used for cash advances or letters of credit. Outstanding amounts under the Loan Agreement, which are evidenced by a promissory note in the principal amount of $20,000,000 in favor of the Lender (the “Note”), will bear interest at the Bank of America Prime Rate plus 0.05% (initially 8.75%), and all amounts outstanding under the Loan Agreement mature on June 30, 2007. Pursuant to the Loan Agreement, the credit facility is available to Vivitar provided that (i) no default or event of default shall have occurred and be continuing, and (ii) Vivitar is in compliance with all covenants contained in the Loan Agreement. Upon the occurrence of certain events of default, including payment defaults to the Lender, covenant defaults, and other customary defaults, Vivitar’s obligations under the Loan Agreement may be accelerated. Vivitar has the right to repay loans under the Loan Agreement in whole or in part at any time without premium or penalty. The credit facility is secured by a lien on all the assets of Vivitar under a commercial security agreement with the Lender (the “Security Agreement”), and is also personally guaranteed by Mr. Cheng-Chich Huang, one of our stockholders and the Chairman of Premier Image Technology Corporation, the primary contract manufacturer of our Vivitar branded digital cameras. This description of Vivitar’s credit facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, the Note, and the Security Agreement, copies of which are attached hereto as Exhibits 10.50, 10.51, and 10.52, respectively, and are incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description

10.50	Business Loan Agreement (Asset Based), dated December 26, 2006, between Vivitar Corporation and DBS Bank Ltd.

10.51	Promissory Note dated December 26, 2006 by Vivitar Corporation in favor of DBS Bank Ltd.

10.52	Commercial Security Agreement, dated December 26, 2006, between Vivitar Corporation and DBS Bank Ltd.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: January 3, 2007	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10.50	Business Loan Agreement (Asset Based), dated December 26, 2006, between Vivitar Corporation and DBS Bank Ltd.

10.51	Promissory Note dated December 26, 2006 by Vivitar Corporation in favor of DBS Bank Ltd.

10.52	Commercial Security Agreement, dated December 26, 2006, between Vivitar Corporation and DBS Bank Ltd.